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                                                                    EXHIBIT 10.7

                            FIRST AMENDMENT OF LEASE

        THIS FIRST AMENDMENT OF LEASE is entered into this the 21st day of April 2000 by and between AVCO CENTER CORPORATION ("Lessor") and J2 COMMUNICATIONS a CALIFORNIA CORPORATION ("Lessee").

                                R E C I T A L S :

        WHEREAS, Lessor and Lessee entered into a Lease dated August 4, 1995 for that premises known as 10850 Wilshire Boulevard, Suite 1000 consisting of approximately 3,912 rentable square feet.

        WHEREAS, Lessor and Lessee entered into an Addendum to the Lease dated September 26, 1995 for that premises known as 10850 Wilshire Boulevard, Suite 1000 consisting of approximately 3,912 rentable square feet.

        WHEREAS, Lessor and Lessee desire to further amend the Lease as hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual promises contained herein and the mutual benefits to be derived therefrom, notwithstanding anything to the contrary in the Lease, Lessor and Lessee agree as follows:

        1. Lessor shall amend said Lease to extend for Five (5) years commencing on October 1, 2000 and expiring on September 30, 2005.

        2.      The rental rate for the extension term shall be as follows:

                      Month               PSF             Monthly rate
                      -----               ---             ------------
                      1 - 3               $2.70           $10,562.40
                      31 - 6              $2.90           $11,344.80

        3.      Change Additional Rent Base Year to the year 2001.

        4. Tenant Improvements as follows: replace wall covering in conference room, change out ceiling tiles and light fixtures, replace carpeting (Tenant has the right to choose two (2) carpet colors/patterns.) and top set and paint suite. Tenant has the right to choose 2 colors of paint, 1 color per office. All materials are to be building standard.

        5.      Broker commission 2% to West Mac Commercial, James K. Stanfill.

        6. Tenant shall be notified of space available on the 10th floor. If the Landlord elects not to use such space and if Tenant is not in breach of any terms of the Lease, then Tenant shall have the right to Lease such space on terms and conditions to be agreed upon by the parties. If Tenant intends to exercise its right then Tenant shall notify Landlord in writing within five
                (5) business days of notification by Landlord.

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        7.      Lessee shall have one- (1) five- (5) year option to extend said
                Lease. Tenant shall provide six- (6) months prior written notice of its intention to extend the Lease. The rent for the option period shall be ninety-five percent (95%) of the then prevailing market rate.

        8. All monetary obligations for said Leased Premises shall be paid on the same terms as set forth in the Lease.

        9 This First Amendment of Lease will be binding on the parties hereto, their respective successors and assigns.

        10. Except as amended by this First amendment of Lease, the Lease will remain in full force and effect.

        11. All capitalized terms herein, which are not defined, herein will have the same definitions given such terms in said Lease.

        12. In the event there is a conflict between the terms hereof and said Lease, this instrument shall control for all purposes.

        13. It is expressly agreed by Lessee, as a material consideration for the execution of this Agreement by Lessor, that this Agreement, with the specific references to written extrinsic documents herein, is the entire agreement of the parties; that there are, and were, no verbal representations, warranties, understanding, stipulations, agreements or promises pertaining to this written Agreement which are not incorporated in writing in this Agreement. It is likewise agreed that this Agreement may not be altered, waived, amended or extended except by an instrument in writing executed by both Lessee and Lessor.

        EXECUTED, the day, month, and year set forth above.

AVCO Center Corporation              J2 Communications a California Corporation
 ("Lessor")                          ("Lessee")

By: /s/Kam Mateen                     By: /s/James Jimirro
    ----------------------------          --------------------------------------
          Kam Mateen                            James Jimirro

Its:    Vice President               Its:   President
     --------------------------           --------------------------------------

Date:   04/25/00                     Date:         04/25/00
     --------------------------           --------------------------------------

                                     J2 Communications a California
                                     Corporation
                                     ("Lessee")

                                     By: /s/Christopher M. Trunkey
                                         ---------------------------------------
                                            Christopher Trunkey

                                     Its:   Chief Financial Officer
                                          --------------------------------------

                                     Date:      04/25/00
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